iShares®
iShares Trust
Supplement dated December 19, 2022 (the “Supplement”)
to the Summary Prospectus (the “Summary Prospectus”) and Prospectus (the “Prospectus”), each dated September 1, 2022, and the Statement of Additional Information (the “SAI”), dated September 1, 2022 (as revised October 3, 2022), for the iShares Core Dividend ETF (DIVB) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus, and the SAI for the Fund.
Change in the Fund’s “Principal Investment Strategies”
The first paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:
The Fund seeks to track the investment results of the Morningstar® US Dividend and Buyback IndexSM (the “Underlying Index”). The Underlying Index is designed to provide exposure to U.S.-based companies that return capital to shareholders through either dividend payments or share buybacks. The Underlying Index consists of companies with the largest dividend and buyback programs in the market measured by adjusted shareholder yield, as determined by Morningstar, Inc. (“Morningstar” or the “Index Provider”). The Index Provider’s adjusted shareholder yield calculation gives a 75% weighting to dividend yields and 25% weighting to net buyback yields. The Underlying Index is a subset of the Morningstar US Market Index (the “Parent Index”), which is a broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks.
Constituent securities of the Parent Index with aggregate dividend yield and buyback yield (“total shareholder yield”) in excess of 0.1% are eligible for inclusion in the Underlying Index. Companies in the top 5% of total shareholder yield are removed. The remaining companies are selected by decreasing order of adjusted shareholder yield until 50% coverage of total shareholder payout dollars of the Parent Index is reached. Total shareholder payout dollars of a company is defined as the total shareholder yield multiplied by the float-adjusted market capitalization of the company. Companies with negative total shareholder yield are not included in the aggregate calculation. The Underlying Index is weighted by total shareholder payout dollars and constrained by capping each individual constituent at 4.9%. In addition, the sector weights are constrained within 5% (positive or negative) of the Parent Index. The Underlying Index includes large-, mid‑ and small-capitalization companies and may change over time. As of October 31, 2022, a significant portion of the Underlying Index is represented by securities of companies in the financials and technology industries or sectors. The components of the Underlying Index are likely to change over time.
Change in the Fund’s “A Further Discussion of Other Risks”
The section entitled “Communication Services Sector Risk” on pages 11‑12 of the Prospectus is deleted in its entirety.
The following section is added to the section “A Further Discussion of Other Risks” of the Prospectus:
Energy Sector Risk. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in the levels and volatility of global energy prices, energy supply and demand, and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; the enactment or cessation of trade sanctions; war or other geopolitical conflicts; and energy conservation efforts, increased competition and technological advances. There may also be increased impacts on the value of the investments in the Fund as a result of geographic concentration in locations where the value of the investments in the Fund may be more susceptible to adverse physical climate events, as well as social and governance factors. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in transactions involving, countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, cyber incident, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.
In the context of the COVID‑19 outbreak and disputes among oil‑producing countries regarding potential limits on the production of crude oil, the energy sector has experienced increased volatility. In particular, significant market volatility in the crude oil markets as well as the oil futures markets resulted in the market price of the front month WTI crude oil futures contracts falling below zero for a period of time. Russia’s large-scale invasion of Ukraine on February 24, 2022 has led to further disruptions and increased volatility in the energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas. In March 2022, the U.S. announced that it would ban imports of oil, natural gas and coal from Russia. The effect of the U.S. ban and any similar bans by other countries, as well as the extent and duration of the Russian military action, resulting sanctions and associated market disruptions on the energy sector, are impossible to predict and depend on a number of factors. The effect of these events or any related developments could be significant and may have a severe adverse effect on the performance of the Fund.
Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”
The section entitled “Morningstar® US Dividend and Buyback IndexSM” on page 34 of the SAI is deleted in its entirety and replaced with the following:
Morningstar® US Dividend and Buyback IndexSM
Number of Components: approximately 388
Index Description. The Morningstar® US Dividend and Buyback IndexSM is designed to provide exposure to U.S.- based companies that return capital to shareholders through either dividend payments or share buybacks. The Underlying Index consists of companies with the largest dividend and buyback programs in the market measured by adjusted shareholder yield, as determined by Morningstar. Dividend yields are defined by Morningstar as the total corporate action-adjusted dividends per share for a company. Buyback yields are defined by Morningstar as the negated total of net cash flow from share issuance, divided by the market-capitalization of the company. Morningstar’s adjusted shareholder yield calculation is described below. The Underlying Index is a subset of the Morningstar US Market Index (the “Parent Index”), which is a broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks.
Eligibility. The following rules are used for the initial constituent selection and reconstitution:

(1)	a security must be a member of the Morningstar US Market Index;

(2)	security must pay a dividend or repurchase shares resulting in a net share reduction. Total shareholder yield must exceed 0.1%. Morningstar defines total shareholder yield as the sum of the trailing 12‑month dividend yield and the trailing 2‑year buyback yield (annualized);

(3)	companies in the top 5% of total shareholder yield are removed;

(4)	the remaining companies are ranked by adjusted shareholder yield. Morningstar defines adjusted shareholder yield as the weighted average sum of the trailing 12‑month dividend yield z-score and trailing 2‑year buyback yield (annualized) z-score, with 75% and 25% weights, respectively. Z‑score represents the number of standard deviations by which the data points in the sample differ from the mean;

(5)	constituent securities are selected by decreasing order of adjusted shareholder yield until 50% coverage of total shareholder payout dollars (total shareholder yield multiplied by the float-adjusted market capitalization of the company) of the Parent Index is reached. Securities with negative total shareholder yield are not included in the aggregate calculation;

(6)	the Underlying Index is weighted by total shareholder payout dollars;

(7)	a 4.9% weight cap is applied on individual names to maintain sufficient diversification. The weight capping algorithm will preserve, starting with the smallest security, the relative weights between as many constituents as possible while enforcing the weight cap;

(8)	sector weights are constrained at within 5% (positive or negative) of the Parent Index; and

(9)	the Underlying Index is reconstituted annually and rebalanced quarterly; at rebalance, the weights of the Underlying Index are adjusted for updated free-float, shares outstanding, and total shareholder yield data.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
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